SECOND AMENDMENT
                                ----------------

                    SECOND AMENDMENT (this "Amendment"), dated as of February 8, 1999, among OMNIQUIP INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks") and FIRST UNION NATIONAL BANK, as Administrative Agent (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :
                              - - - - - - - - - -

                    WHEREAS, the Borrower, the Existing Banks and the Agent are parties to a Credit Agreement, dated as of November 17, 1997 (as amended to the date hereof, the "Credit Agreement"); and

                    WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                    NOW, THEREFORE, it is agreed:

                    1. On and after the Second Amendment Effective Date (as defined below), Subsection 9.04(ix) of the Credit Agreement shall be amended by deleting such Subsection 9.04(ix) in its entirety and inserting in lieu thereof:

                    "additional  unsecured  Indebtedness of the Borrower and its
                    Subsidiaries   not  to  exceed   $10,000,000   in  aggregate
                    principal amount at any time outstanding."

                    2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                    3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

                    4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                    5. Subject to Section 6 of this Amendment, this Amendment shall become effective on the date (the "Second Amendment Effective Date") when the Borrower, the Agent and each Existing Bank shall have signed a counterpart hereof (whether the same or different


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counterparts)   and  shall  have  delivered   (including  by  way  of  facsimile
transmission) the same to the Agent at its Notice Office.

                    6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *









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                    IN WITNESS WHEREOF,  each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                     OMNIQUIP INTERNATIONAL, INC.


                                     By /s/ P. Enoch Stiff
                                       ------------------------------
                                       Title: President & CEO


                                     FIRST UNION NATIONAL BANK
                                      Individually, and as Agent


                                     By /s/ George L. Woolsey
                                       ------------------------------
                                       George L. Woolsey
                                       Title:  Vice President


                                     MORGAN STANLEY SENIOR
                                     FUNDING, INC.


                                     By /s/ J. Morgan Edwards
                                       ------------------------------
                                       Title: Vice President


                                     BANK OF SCOTLAND


                                     By /s/ Janet Taffe
                                       ------------------------------
                                       Janet Taffe
                                       Title:  Asst. Vice President


                                     CREDIT AGRICOLE INDOSUEZ


By /s/ David Bouhl                   By /s/ Katherine L. Abbot
------------------------------         ------------------------------
David Bouhl, F.V.P.                    Katherine L. Abbot
Title:  Head of Corporate Banking      Title: First Vice President
        Chicago

                                     FIRST BANK


                                     By /s/ Ted Kraizer
                                       ------------------------------
                                       Title: VP

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                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By /s/ Dennis J. Redpath
                                         ------------------------------
                                         Title: Vice President


                                       FIRSTAR BANK MILWAUKEE, N.A.


                                       By /s/ Jeff Janza
                                         ------------------------------
                                         Title: Asst. Vice President


                                       FLEET CAPITAL CORPORATION


                                       By /s/ Sandra Evans
                                         ------------------------------
                                         Title: SVP


                                       THE FUJI BANK, LIMITED


                                       By /s/ Peter L. Chinnici
                                         ------------------------------
                                         Peter L. Chinnici
                                         Title:  Joint General Manager


                                       HARRIS TRUST AND SAVINGS BANK


                                       By /s/ George Dloby
                                         ------------------------------
                                         Title: Vice President


                                       M&I MARSHALL AND ILSLEY BANK


                                       By /s/ Kathleen Coleman
                                         ------------------------------
                                         Title:  Vice President


                                       THE MITSUBISHI TRUST AND
                                        BANKING CORPORATION


                                       By
                                         ------------------------------
                                         Title:



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                                       NATIONAL CITY BANK


                                       By /s/ Barry C. Robinson
                                         ------------------------------
                                         Title: Vice President


                                       WACHOVIA BANK, N.A.


                                       By /s/ Debra L. Coheley
                                         ------------------------------
                                         Debra L. Coheley
                                         Title:  Senior Vice President


                                       RZB FINANCE, LLP


                   By /s/ John A. Valiska     By /s/ Christoph Hoedl
                      ----------------------------------------------------------
                      John A. Valiska            Christoph Hoedl
                      Title: Vice President      Title: Assistant Vice President